SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CHINA PRECISION STEEL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA PRECISIONS STEEL, INC.
18th Floor, Teda Building
87 Wing Lok Street
Sheung Wan, Hong Kong
People’s Republic of China
+852-2543-2290

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
June 16, 2009

Dear Shareholder:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of China Precision Steel, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, June 16, 2009, at 9:00 a.m., local time, at the Meeting Room, 8th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China for the following purposes:

(1)	To elect six persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;
(2)	To ratify the selection by the Audit Committee of Moore Stephens as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2009; and
(3)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

If you owned our common stock at the close of business on April 17, 2009, you may attend and vote at the meeting.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their shareholders over the Internet. As a result, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of this proxy statement and our 2008 Annual Report. The Notice contains instructions on how to access those documents over the Internet and how to request a paper copy of our proxy materials, including this proxy statement, our 2008 Annual Report and a form of proxy card or voting instruction card.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares via a toll-free telephone number provided in the Notice of Internet Availability of Proxy Materials or over the Internet. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Any shareholder attending the meeting may vote in person, even if you have already returned a proxy card or voting instruction card.

Sincerely,
/s/ Leada Tak Tai Li Leada Tak Tai Li Corporate Secretary

April 30, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON JUNE 16, 2009

Under rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our shareholders primarily via the Internet, instead of mailing printed copies of those materials to each shareholder. On or about May 1, 2009, we will mail to our shareholders (other than those who previously requested electronic or paper delivery and registered shareholders) a Notice Regarding Availability of Proxy Materials (“Notice”) containing instructions on how to access our proxy materials, including our proxy statement and our annual report and how to access your proxy card to vote through the Internet or by telephone. The Notice also specifies the time by which you have to cast your vote by either of these methods.

This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if you prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials in paper format until you elect otherwise.

CHINA PRECISIONS STEEL, INC.
18th Floor, Teda Building
87 Wing Lok Street
Sheung Wan, Hong Kong
People’s Republic of China
+852-2543-2290

PROXY STATEMENT

The Board of Directors of China Precision Steel, Inc., a Delaware corporation (the “Company,” “CSST” or “we”) is furnishing this Proxy Statement and the accompanying proxy to you to solicit your proxy for the 2009 Annual Meeting of Shareholders (the “Meeting”). The Meeting will be held on Thursday, June 16, 2009, at 9:00 a.m., local time, at the Meeting Room, 8th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China.

The approximate date on which the Notice or Proxy Statement and proxy card are intended to be sent or given to shareholders is May 4, 2009.

The purposes of the Meeting are to seek shareholder approval of two proposals: (i) electing six directors to the Board and (ii) ratifying the appointment of the Company’s accountants for fiscal year 2009.

Who May Vote

Only shareholders of record of our common stock, $0.001 par value (the “Common Stock”), as of the close of business on April 17, 2009 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment thereof.

A list of shareholders entitled to vote at the Meeting will be available at the Meeting, and will also be available for ten days prior to the Meeting, during office hours, at the executive offices of the Company at 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China.

The presence at the Meeting of holders of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities is outstanding on the date of mailing of this Proxy Statement.

Voting

Whether you hold shares directly as a registered shareholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your stockbroker, trustee or nominee. Registered shareholders will be able to do this by using the Internet or by mail if you received a printed set of the proxy materials; beneficial shareholders will be able to to this by using the Internet or telephone or by mail if you received a printed set of the proxy materials. If you attend the meeting and prefer to vote at that time, you may do so.

By Internet — If you have Internet access, you may submit your proxy via the Internet by following the instructions provided in the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

By Telephone or Mail — If you received printed proxy materials, and are a beneficial shareholder, you may submit your proxy by telephone by following the instructions provided on your proxy card or voting instruction card. If you received a Notice, you may submit your proxy by telephone after accessing the proxy materials via the Internet. You may also submit your proxy by mail by signing your proxy card if your shares are registered or, for shares held beneficially in street name, by following the voting instructions included by your stockbroker, trustee or nominee, and mailing it in the envelope provided. If you provide specific voting instructions, your shares will be voted as you have instructed. Voting by telephone is not available to persons outside of the United States.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein and FOR ratification of Moore Stephens as the Company’s independent registered public accounting firm. In addition, if other matters come before the Meeting, the persons named in the accompanying proxy card will vote in accordance with their best judgment with respect to such matters.

Under Proposal 1 (Election of Directors), the six candidates for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proposal 2 (Ratification of Independent Auditors) requires the vote of a majority of the shares present in person or by proxy and voting at the Meeting.

Absentions and broker non-votes will not be counted as votes in favor of a matter being voted on, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, and the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a plurality or a majority of the votes cast.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be effected by calling the toll-free telephone number identified in the Notice, or by accessing the Internet website specified in the Notice, or in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement, or by attending and voting in person at the Meeting. Unless revoked, the shares represented by timely received proxies will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the previously convened Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefor, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its shareholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information shareholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain shareholders of record who do not participate in electronic delivery of proxy materials will receive only one copy of our Notice of Internet Availability of Proxy Materials or, if applicable, our proxy materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these shareholders notifies us that they want to receive separate copies. Any shareholders who object to or wish to begin householding may contact Leada Tak Tai Li, our Corporate Secretary, orally by telephoning +852-2543-2290 or in writing at China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China. We will send an individual copy of the proxy statement to any shareholder who revokes their consent to householding within 30 days of our receipt of such revocation.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors have any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board of Directors.

Directors and Executive Officers

Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

Name	Age	Position With the Company	Term as Director of Company	Arrangements for Selection as Director
Wo Hing Li(1)	62	Director, Chief Executive Officer, President	December 28, 2006 – present	None
Tung Kuen Tsui	62	Director	December 28, 2006 – present	None
David Peter Wong	51	Director	December 28, 2006 – present	None
Che Kin Lui	45	Director	December 28, 2006 – present	None
Hai Sheng Chen	44	Director, Vice-President	December 28, 2006 – present	None
Leada Tak Tai Li	28	Chief Financial Officer	December 28, 2006 – present	None
Daniel Carlson	41	Non-Executive Director	February 19, 2008 – present	None

(1)	Wo Hing Li is the father of Leada Tak Tai Li, the Company’s Chief Financial Officer.

Name	Position With the Company and Principal Occupations
Wo Hing Li	Mr. Wo Hing Li has been the Executive Director and President of the Company since December 28, 2006. In addition, he has been the Chairman and Executive Director of Partner Success Holdings Limited (“PSHL”), a British Virgin Islands Business Company and wholly-owned subsidiary of CPSL, and its subsidiaries since May 2002 and the Executive Director of Shanghai Chengtong Precision Strip Company Limited (“Chengtong”), a wholly-owned subsidiary of PSHL, since June 2004. From April 2004 until March 2006, Mr. Li served as a Non-Executive Director of China Petrotech Holdings Limited, an oil software and exploration company listed on the Singapore Stock Exchange. Since October 2001, Mr. Li has served as a director of Medical China Limited, a company listed on the GEM Board of the Hong Kong Stock Exchange. From 1997 to 2001, Mr. Li served as a director of Teda (HK) Holdings Limited. Mr. Li served in various positions within the Grand Finance Group between 1984 and 1997, serving the last seven years as the General Manager of its subsidiary, Grand International (China) Investment Holding Co., Limited. Mr. Li has a Master’s Degree in Business Administration from the Murdoch University of Australia, and a PhD in Management through a program co-organized by the University of International Business & Economics of China and the European University of Ireland.
Tung Kuen Tsui	Tung Kuen Tsui has been retired since 1998. From 1995 to 1998, Mr. Tsui served as a Senior Credit Controller for PricewaterhouseCoopers. Prior to working as the Senior Credit Controller, Mr. Tsui held a variety of positions with

Name	Position With the Company and Principal Occupations
PricewaterhouseCoopers since 1971, including Senior Manager, Information Systems. Mr. Tsui has a Master of Business Administration from the University of Macau. Mr. Tsui graduated as an Associate Member of Chartered Institute of Secretaries and Administrators in the United Kingdom.
David Peter Wong	David Peter Wong is the Chief Financial Officer of Private Wealth Partners, LLC, an SEC-registered investment adviser based in California, and has been since November 2005. Mr. Wong served as the Corporate Controller for H&Q Asia Pacific, an Asian private equity firm from November 2002 to October 2005. Mr. Wong was the Corporate Controller of Hellman & Friedman, a private equity firm from January 2002 to September 2002. Mr. Wong is a U.K. Chartered Accountant with six years of public accounting experience with Ernst & Young in London and PriceWaterhouseCoopers in Hong Kong. Mr. Wong has a Bachelor of Arts degree in Economics and Geography from the University of Leeds in the United Kingdom.
Che Kin Lui	Che Kin Lui has been the Chief Financial Officer of Mirach Energy Limite (formerly known as China Petrotech Holdings Limited), an oil software and exploration company listed on the Singapore Stock Exchange, since April 2007. Mr. Lui served as a consultant for Synthesis Consultancy Limited from July 2002 until March 2007. From June 1999 to July 2002, Mr. Lui served as a manager for MVP (HK) Industries Limited, a company engaged in manufacturing household tools. Mr. Lui has a Master’s Degree in Business Administration from the University of Ballarat, Australia, and a diploma in Business Administration from Hong Kong Shue Yan College.
Hai Sheng Chen	Mr. Hai Sheng Chen is an Executive Director and General Manager of the Company. Mr. Chen has been the General Manager and an Executive Director of Chengtong since its formation in July 2002 as well as an Executive Director of Shanghai Tuorong Precision Strip Company, Limited since June 2001. From July 2001 to July 2002, Mr. Chen was the Managing Director of Shanghai Krupp Stainless Steel Co. Limited, a steel processing company. From August 1999 to May 2001, Mr. Chen was the Deputy General Manager of PuDong Steel Co. Limited, a subsidiary of the BaoSteel Group, a steel processing company. Mr. Chen has an Executive Master’s Degree in Business Administration from China Europe International Business School and a Bachelors Degree in Metallic Pressure Processing from the Beijing University of Science and Technologies.
Leada Tak Tai Li	Ms. Leada Tak Tai Li has been the Chief Financial Officer of the Company since December 28, 2006. From October 2005 until December 28, 2006, Ms. Li was the Chief Financial Officer of PSHL. From June 2004 until October 2005, Ms. Li was an assistant to the Chairman of STAR Pharmaceutical Limited, a company engaged in the production and sales of pharmaceuticals, assisting with group activities and financial reporting. From November 2003 until May 2004, Ms. Li was an accountant with KPMG Hong Kong, a company engaged in audit, assurances and consulting services, conducting commercial due diligence on businesses in China. From January 2002 until September 2002, Ms. Li was an investment advisor conducting research and analysis with the private equity firm Suez Asia Holdings (Hong Kong) Ltd. In 2003, Ms. Li received her Master’s Degree in Accounting and Finance from Napier University in the U.K.; she received a Bachelors Degree in Commerce from the University of Melbourne in 2001.
Daniel Carlson	Mr. Carlson has served as a non-executive member of our Board of Directors since February 2008. He is currently a member of the Business Development

Name	Position With the Company and Principal Occupations
Advisory Team of Clean Coal Resources USA Corporation, a company specializing in underground coal gasification on a commercial scale. Mr. Carlson is also a Co-manager and General Partner of Strategic Alliance Capital, a fund dedicated to Alternative Public Offerings and PIPE transactions. Prior to joining Strategic Alliance, Mr. Carlson has 18 years’ experience working in various capacities in the money management industry. From 2001 to 2002 he served as the Head of Trading at Husic Capital Management, where he assisted in managing several billion dollars of pension fund assets and assisted in the management and risk management of hedge fund products. Prior to joining Husic Capital, Mr. Carlson served from served from July 2000 through December 2001 as an Analyst and Head of Trading at Azure Capital Partners, a Venture Capital/Crossover fund investing in the technology industry. Mr. Carlson started in the asset management industry with RCM Capital Management, where he was a Senior Trader from 1995 to 2000. Mr. Carlson graduated in 1989 from Tufts University with a degree in Economics.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, executive officers and stockholders who own more than ten percent of the outstanding Common Stock of the Company to file with the SEC and NASDAQ reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to us.

Based solely on a review of the copies of such forms received by the Company, we believe that with respect to the year ended June 30, 2008, the Company’s directors, officers and more than ten-percent stockholders timely filed all such required forms.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote shareholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining shareholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC, the rules of the The NASDAQTM Stock Market LLC, and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website www.chinaprecisionsteelinc.com .. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of six members: Wo Hing Li, Hai Sheng Chen, Tung Kuen Tsui, Che Kin Lui, David Peter Wong and Daniel Carlson; Mr. Carlson serves as a non-executive, non-voting member of the Board. The Board has established three Committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for each of the Committees which is available on the Company’s website www.chinaprecisionsteelinc.com. Printed copies of these charters may be obtained, without charge, by contacting the Corporate Secretary, China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China.

Independent Directors

Our Board has determined that the majority of the Board is comprised of “independent directors” within the meaning of applicable NASDAQTM listing standards relating to Board composition and Section 301 of the Sarbanes-Oxley Act of 2002. Our independent directors are: Mr. Tsui, Mr. Wong and Mr. Lui. Our Chairman, Mr. Li, is the father of Ms. Leada Tak Tai Li, the Company’s Chief Financial Officer.

Audit Committee

We have a standing audit committee comprised of Tung Kuen Tsui, Che Kin Lui and David Peter Wong, all of whom are independent within the meaning of the NASDAQTM Marketplace Rules and the SEC rules. Each Audit Committee member meets the NASDAQTM’s financial literacy requirements. The Board has named Mr. David Peter Wong, who meets the NASDAQTM’s professional experience requirements, as its audit committee financial expert as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC. Mr. Wong’s professional experience is detailed above. On June 22, 2007, the Board of Directors adopted and approved a charter for the Audit Committee, which is available via our website at www.chinaprecisionsteelinc.com. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The primary function of the Audit Committee is to oversee the Board by reviewing the financial information that will be provided to the stockholders and others, the preparation of our internal financial statements, and our audit and financial reporting process, including internal control over financial reporting. In addition, our audit committee is responsible for maintaining free and open lines of communication among the committee, the independent auditors and management. Our audit committee consults with our management and independent auditors before the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. The committee is also responsible for considering, appointing, and establishing fee arrangements with our independent auditors and, if necessary, dismissing them. It is not responsible for preparing our financial statements or for planning or conducting the audits.

All members of the audit committee met by telephone or in person at the end of each fiscal quarter during the fiscal year ended June 30, 2008

The Report of the Audit Committee regarding the audited financials statements of the Company for the fiscal year ended June 30, 2008 is located on Appendix A to this Proxy Statement.

Compensation Committee

We have a standing compensation committee comprised of Tung Kuen Tsui, Che Kin Lui and David Peter Wong. Each member of the compensation committee is independent within the meaning of the listing standards of The NASDAQTM Stock Market LLC and SEC rules. On June 22, 2007, the Board of Directors adopted and approved a charter for the Compensation Committee, which is available via our website at www.chinaprecisionsteelinc.com. The compensation committee is responsible for: (a) reviewing the Company’s compensation programs to determine that they effectively and appropriately motivate performance that is consistent with the Company’s business goals and tie executives’ financial interests to those of the stockholders; (b) assure that the Chief Executive Officer’s annual objectives are consistent with the Company’s business goals, are explicit, and that performance against these objectives is reviewed annually; (c) define, oversee and ensure that the Company develops and maintains a program of management succession planning, particularly with respect to the position of Chief Executive Officer; and (d) such other matters as are specifically delegated to the compensation committee by our board of directors from time to time or which are otherwise included in the committee’s charter. According to the charter of the Compensation Committee, the Chief Executive Officer shall be an advisor to the committee and may be delegated such responsibilities as the committee deems appropriate. In addition, the committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee. The committee also has the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority is vested solely in the committee.

Our compensation committee took action twice during the last fiscal year, at a regular meeting attended by all of the members of the committee either personally or telephonically.

Nominations and Governance Committee

Our Nominations and Governance Committee is comprised of Tung Kuen Tsui, Che Kin Lui and David Peter Wong. Each member of the Nominations and Governance Committee is independent within the meaning of Rule 4200(a)(15) of the Marketplace Rules of The NASDAQTM Stock Market, Inc., or the NASDAQTM Marketplace Rules, and Securities Exchange Act Rule 10A-3. The committee is required to maintain two or three members. On June 22, 2007, the Board of Directors adopted and approved a charter for the Nominations and Governance Committee, which is available via our website at www.chinaprecisionsteelinc.com. Our Nominations and Governance Committee took action twice during the last fiscal year, at a regular meeting attended by all of the members of the committee either personally or telephonically. The meetings were held to review the size and structure of the Board and review progress of the internal control audit.

The Nominations and Governance Committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to our board of directors for nomination or election. Each of the director nominees included in this Annual Report is recommended by the Nominations and Governance Committee. In addition, it is the responsibility of the committee to make recommendations to the Board regarding the size and composition of the board of directors or any committee thereof, identify individuals believed to be qualified to become Board members or fill vacancies on committees of the Board, consistent with criteria approved by the Board, and to select, or recommend to the Board, the nominees to stand for election as directors at the annual meeting of stockholders, monitor our performance in meeting our obligations of fairness in internal and external matters and our principles of corporate governance, and such other matters that are specifically delegated to the committee by our board of directors from time to time or which are otherwise included in the committee’s charter.

The Board has an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives, and skills relevant to our business. The Nominations and Governance Committee selects candidates for director based on their character, judgment, diversity of experience relevant to our business, business acumen, and ability to act on behalf of all stockholders. Each director nominee is selected by the nominating and corporate governance committee based on his/her experience in management or accounting and finance, or industry and technology knowledge, personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his/her duties as a director.

Any stockholder who desires to recommend a nominee for director must submit a letter, addressed to the Corporate Secretary, China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China, which is clearly identified as a “Director Nominee Recommendation.” All recommendation letters must identify the author as a stockholder and provide a brief summary of the candidate’s qualifications, as well as contact information for both the candidate and the stockholder, to enable the committee to contact the nominee for additional information to evaluate the person’s qualifications. Any such nominee will be required to meet the criteria established by the committee and may be interviewed by at least one member of the committee. If the nominee is found to be eligible during the initial interview, the nominee will then be invited to meet with the full committee or the Board for further evaluation. The committee will consider all proposed nominees whose names are submitted in accordance with the above-stated requirements. We have never received a stockholder nominee for director, but if we do, we would evaluate him or her based on the same standards used for other candidates.

Code of Ethics

The Board has adopted a Code of Conduct and Ethics that applies to the Company’s directors, officers and employees. A copy of this policy is available via our website at www.chinaprecisionsteelinc.com. Printed copies of our Code of Ethics may be obtained, without charge, by contacting the Corporate Secretary, China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China. During the fiscal year ended June 30, 2008, there were no waivers of our Code of Ethics.

Stockholder Communication With the Board of Directors.

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our board of directors, c/o Corporate Secretary, China Precision Steel, Inc., 8th Floor, Teda Building, 87

Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China for submission to the board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The compensation of the Company’s executive officers is determined by the Compensation Committee of the Board (referred to in this section entitled “Compensation Discussion and Analysis” as the “Committee”). The Committee has three members, each of whom is independent of management. None of the members of the Committee has any insider or interlocking relationship with the Company, and each of them is a non-employee director, as these terms are defined in applicable rules and regulations of the SEC.

The Board seeks to ensure that the total compensation paid to our named executive officers is fair, reasonable and competitive. The Committee is responsible for establishing, implementing and monitoring our executive compensation program philosophy and practices. Generally, the types of compensation and benefits provided to named executive officers are similar to those provided to our other officers. The Committee annually reviews the performance of each named executive officer. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Committee. The Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

Throughout this Annual Report, the individuals who served as our Chief Executive Officer and Chief Financial Officer during fiscal 2008, and who are included in the Summary Compensation Table are referred to as the “Named Executive Officers.”

Compensation Philosophy

The Company’s executive compensation philosophy is to provide compensation necessary to attract and retain the talent needed to ensure the Company’s success and the achievement of long-range strategic goals and growth in total stockholder value. Because the Named Executive Officers already own a considerable number of shares of the Company’s Common Stock, the Committee has determined that equity compensation is not necessary at this time. The core element of executive compensation is competitive base salary.

The Committee believes that an effective executive compensation program should provide base annual compensation that is reasonable in relation to individual executive’s job responsibilities and reward the achievement of our annual and long-term strategic goals. The Committee evaluates both performance and compensation to maintain our ability to attract and retain excellent employees in key positions and to assure that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of comparable companies.

Because of our size, the small number of our executive officers, and our financial priorities, the Committee has decided not to implement or offer any awards under its 2006 Omnibus Long Term Incentive Plan, which provides for issuances of options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and cash awards, or to offer any retirement plans, pension benefits, or other similar plans for our executive officers. Furthermore, given the proportion of the Company’s issued and outstanding shares beneficially held by certain Named Executive Officers, and therefore the preexisting alignment of such executive officers’ interests with the longer-term interests of the Company’s stockholders, the Committee has decided not to currently grant stock options to the Named Executive Officers. Accordingly, the components of the executive compensation in fiscal year 2008 consist solely of a base salary and cash bonus.

The Committee also takes our financial and working capital condition into account in its compensation decisions. Accordingly, from time to time we may defer payment of cash compensation, although this did not occur in fiscal 2008. The Committee may reassess the proper weighting of equity and cash compensation in light of our improved working capital situation.

Setting Executive Compensation

Based on the foregoing objectives, the Committee has structured our annual cash and non-cash executive compensation to motivate executives to achieve our business goals, to reward the executives for achieving such goals, and to retain the executives. In doing so, the Committee historically has not employed outside compensation consultants. The Committee set compensation for our executive officers at levels targeted at or around the average of the compensation amounts provided to executives at comparable companies considering, for each individual, their individual experience level related to their position with us. There is no pre-established policy or target for the allocation between cash and non-cash incentive compensation.

Base Salary

Base salary levels for executive officers are determined not only on the basis of the Committee’s assessment of individual performance, but also on the total compensation, including salaries, paid by companies engaged in similar businesses, to persons 0holding equivalent positions. The Compensation Committee believes that any increases in base salary should be based upon a favorable evaluation of individual performance relative to individual goals, the functioning of the executive’s team within the corporate structure, success in furthering the corporate strategy and goals, and individual management skills, responsibilities and anticipated workload.

The Compensation Committee also considers demonstrated loyalty and commitment and the competitive salaries offered by similar companies to attract and retain executives. Merit increases for executives are to be subject to the same budgetary guidelines as apply to any other employees.

Annual Incentive Compensation

Bonuses

We may pay bonuses to provide incentives to executives and to reward executives based on our overall performance, as well as on the performance of each executive officer’s area of responsibility or operating group. Measures of performance are both financial and strategic. Financial elements are based on achieving quarterly and annual EBITDA targets and strategic elements include, but are not limited to technological or quality improvements, improvements in operations and contributions to business success. The goals are also structured to provide the kinds of objectivity and checks and balances required to ensure compliance with SEC regulations and the Sarbanes-Oxley Act.

Equity Awards

Executives are eligible for equity awards in the form of stock options, restricted stock units, unrestricted stock units and stock appreciation rights under the Company’s 2006 Omnibus Long Term Incentive Plan. Awards are made at the discretion of the Compensation Committee. The number of shares awarded to any individual depends on individual performance, salary level and competitive data, and the impact that such employee’s productivity may make to stockholder value over time. In addition, in determining the number of stock options, restricted stock units, unrestricted stock units or stock appreciation rights to grant to each executive, the Compensation Committee reviews the unvested options and units of each executive to determine the future benefits potentially available to the executive. The number of options or units granted will depend in part on the total number of unvested options and units deemed necessary to provide an incentive to that individual to make a long term commitment to remain with the Company. By giving executives an equity interest in the Company, the value of which depends upon stock performance, the policies seek to further align management and stockholder interests. However, in the year ended June 30, 2008, the Committee found it was not necessary at the time to grant options or units to its executives to provide an incentive for long term commitment to the Company because the Named Executive Officers held a number of shares of the Company’s Common Stock sufficient to align their respective interests and commitments with those of the Company’s Stockholders.

Tax and Accounting Implications

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that corporations may not deduct compensation of more than $1,000,000 that is paid to certain individuals. We believe that compensation paid to our executive officers generally is fully deductible for federal income tax purposes. The Committee takes into consideration the tax consequences of compensation to the Named Executive Officers, but tax considerations are not a significant part of our compensation policy.

Employment and Severance Agreements

We have entered into executive employment agreements with each of Wo Hing Li, our President and Chief Executive Officer, Leada Tak Tai Li, our Chief Financial Officer, and Hai Sheng Chen, our General Manager of operations. Each of the executive employment agreements were entered into as of January 1, 2007, and will continue indefinitely until terminated in accordance with the terms of agreement. The base salary shown in the Summary Compensation Table below is described in each of the executive officer’s respective employment agreement, and each of them has the right to participate in our employee benefit plans. The executives are also entitled to reimbursement, to the fullest extent authorized by Delaware law, of all expenses incurred or suffered by them in connection with any claim brought against them because of or in connection with their positions with us or any of our affiliates, except to the extent that, such expenses arise as a result of the bad faith, willful misconduct or gross negligence of the executive, or as a result of his or her conviction for a felony.

Each of the executive employment agreements permits us to terminate the executive’s employment at any time by giving a written notice to the executive officer, provided that, if we terminate the executive’s employment without cause, the executive will be entitled to a termination payment equal to six months of his or her then current base salary, payable in six equal installments over the six-month period immediate following the date of termination. We may also terminate for cause, at any time, without notice or remuneration, for certain acts of the executive, including but not limited to a conviction or plea of guilty to a felony, negligence or dishonesty to our detriment and failure to perform agreed duties after a reasonable opportunity to cure the failure. An executive may terminate his or her employment upon thirty days’ written notice if there is a material reduction in his authority, duties and responsibilities or if there is a material breach by the us of the terms or conditions of the agreement after a reasonable opportunity to cure the breach. The agreements also provide that, if within 12 months following a change of control, any of the executives are terminated without cause or any of them terminate for good reason, then the vesting and exercisability of 50% of his or her stock options that are unvested at the time of the termination (if any) will accelerate and immediately become vested and exercisable as of the termination date, and will remain exercisable for 12 months following the termination date.

Each of the executive employment agreements contains customary non-competition, confidentiality, and non-disclosure covenants. Specifically, each executive officer has agreed, both during and after he or she is no longer employed by us, to hold in strict confidence and not to use, except as required in the performance of his duties in connection with the employment, any confidential information, technical data, trade secrets and know-how of our company or the confidential information of any third party, including our affiliated entities and our subsidiaries, received by us. The executive officers have also agreed to disclose in confidence to us all inventions, designs and trade secrets which they conceive, develop or reduce to practice and to assign all right, title and interest in them to us. In addition, each of the executive officers has agreed not to, while employed by us and for a period of 3 years following the termination or expiration of the agreement:

•	approach our clients, customers or contacts or other persons or entities, and not to interfere with the business relationship between us and such persons and/or entities;
•	assume employment with or provide services as a director for any of our competitors, or engage in any business which is in direct or indirect competition with our business; or
•	solicit the services of any of our employees.

Potential Payments Upon Termination or Change in Control

We do not have change-in-control or severance agreements with our named executive officers. However, each of Mr. Li, Ms. Li and Mr. Chen’s executive employment agreement provides a payment equaling six months of his or her then current base salary, payable in six equal installments over the six-month period immediately following the date of termination, if we terminate any of them without cause or any of them terminate for good reason. In addition, if any of them are terminated without cause or any of them terminate for good reason within 12 months following a change of control, then the vesting and exercisability of fifty percent of his or her stock options that are unvested at the time of the termination will accelerate and immediately become vested and exercisable as of the termination date, and will remain exercisable for 12 months following the termination date.

The following table reflects amounts payable to each of Mr. Li, Ms. Li and Mr. Chen (1) assuming their employment was terminated without cause or for good reason on June 30, 2008 and (2) assuming a termination without cause or for good reason occurred on June 30, 2008 and within 12 months following a change in control.

Name	Termination Without Cause(1) ($)	Change in Control(2) ($)
Wo Hing Li	70,000	—
Leada Tak Tai Li	30,000	—
Hai Sheng Chen	4,853	—

(1)	Amounts in this column reflect the value of unvested options that would be accelerated upon termination without cause or for good reason within 12 months following a change in control. Amounts are calculated based on (1) the difference between (a) the closing market price of a share of Common Stock on June 30, 2008 and (b) the exercise price per share for an option grant (2) multiplied by the number of shares subject to the option grant.
(2)	In accordance with their employment agreements, Mr. Li, Ms. Li and Mr. Chen, if terminated without cause on the last day of the 2008 fiscal year, would have been entitled to a payment of their 2008 base salary in six equal installment over a six-month period.

Summary Compensation Table

The following table sets forth certain summary information concerning compensation during the years ended June 30, 2008 and 2007 paid by us to Wo Hing Li, our Principal Executive Officer, and Leada Tak Tai Li, our Principal Financial Officer. No executive officer other than Mr. Li, who was serving as an executive officer on June 30, 2008, had an individual aggregate salary and bonus in excess of $100,000 for the year ended June 30, 2008.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Total ($)
Wo Hing Li, President & Chief Executive Officer	2007	140,000	0	0	0	140,000
	2008	140,000	35,000	0	0	175,000
Leada Tak Tai Li, Chief Financial Officer	2007	60,000	0	0	0	60,000
	2008	60,000	15,000	0	0	75,000
Hai Sheng Chen, General Manager	2007	8,824	0	0	0	8,824
	2008	9,706	2,426	0	0	12,132

(1)	The valuation of stock based compensation is based in accordance with Statement of Financial Accounting Standards No. 123R (revised 2004), “Share-Based Payment”.

Narrative Disclosure to Summary Compensation Table

Each of the Company’s Named Executive Officers has entered into an executive employment agreement, as described above, with the Company pursuant to which they receive annual compensation as well as discretionary bonuses as may be determined by the Compensation Committee.

Plan-Based Awards

No plan-based awards were granted to any of the Named Executive Officers during the year ended June 30, 2008.

Outstanding Equity Awards at June 30, 2008

No unexercised options or warrants were held by any of the Named Executive Officers at year end. No equity awards were made during the year ended June 30, 2008.

Option Exercises and Stock Vested

No options to purchase capital stock of the Company were exercised by any of the Named Executive Officers, nor was any restricted stock held by such executive officers vested during the year ended June 30, 2008.

Pension Benefits

No Named Executive Officers received or held pension benefits during the year ended June 30, 2008.

Nonqualified Deferred Compensation

No nonqualified deferred compensation was offered or issued to any Named Executive Officer during the year ended June 30, 2008.

Payment Upon Termination or Change-in-Control

During the fiscal year ended June 30, 2008, there were no outstanding agreements or contracts that provided for payments to any of the Named Executive Officers upon termination of such officer’s employment or a change in control of the Company. Terms provided in the 2006 Omnibus Long Term Incentive Plan for termination of employment and change in control of the company for the Named Executive Officers are the same as apply to any other employees.

Value Realized from Stock Options and Stock Appreciation Awards

No options or stock appreciation rights were exercised by any of the Named Executive Officers during the year ended June 30, 2008.

Subsidiary Option Grants to Directors and Named Executive Officers

No options to purchase the common stock of any of the Company’s subsidiaries were granted to any of the Directors or Named Executive Officers of the Company during the year ended June 30, 2008.

Director Compensation

The following table provides information about the compensation earned by directors who served during fiscal year 2008:

Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Wo Hing Li	—	—	—	—	—	—	—
Hai Sheng Chen	—	—	—	—	—	—	—
Che Kin Lui	30,000	—	—	—	—	7,500	37,500
David Peter Wong	36,000	—	—	—	—	9,000	45,000
Tung Kuen Tsui	30,000	—	—	—	—	7,500	37,500
Daniel Carlson*	10,948	—	—	—	—	2,813	13,761

*	Non-executive director

Narrative to Director Compensation Table

For the year ended June 30, 2008, the Company paid fees in the total amount of $106,948 for our three independent directors and one non-executive director for service on our board of directors and service to the Company for the year ended June 30, 2008. The Company has also accrued total bonus of $26,813 to these directors for the year ended June 30, 2008, which has been paid out during the first quarter of Fiscal 2009. The fees paid to our independent directors and non-executive director were standard monthly director fees pursuant to the independent director and non-executive director agreements entered into with these directors and the bonuses are discretionary cash bonuses based on overall performance of the Company for the year. Other than monthly director fees and discretionary bonuses, we have no other compensation arrangements with our directors for committee service, service as chairman of the board or a committee, meeting attendance or the like.

Compensation Committee Report

The report of the Compensation Committee for the year ended June 30, 2008 is located on Appendix B to this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

During the year ended June 30, 2008, Messrs. Tsui, Lui and Wong fulfilled all functions of the Compensation Committee with regard to determining compensation of executive officers of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of April 27, 2009 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

Unless otherwise specified, the address of each of the persons set forth below is in care of China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheungwan, Hong Kong, People’s Republic of China.

Name and Address of Beneficial Owner	Office, if Any	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Officers and Directors
Wo Hing Li	CEO, President, and Chairman	Common Stock $0.01 par value	15,349,240	33.0%
Leada Tak Tai Li	Chief Financial Officer	Common Stock $0.01 par value	200,000	0.4%
Hai Sheng Chen	Director	Common Stock $0.01 par value	0	*
Che Kin Lui	Director	Common Stock $0.01 par value	0	*
Tung Kuen Tsui	Director	Common Stock $0.01 par value	0	*
David Peter Wong	Director	Common Stock $0.01 par value	0	*
Daniel Carlson	Director	Common Stock $0.01 par value	10,000	*
All officers and directors as a group (7 persons named above)		Common Stock $0.01 par value	15,559,240	33.4%
5% Securities Holder
Wo Hing Li	CEO, President, and Chairman	Common Stock $0.01 par value	15,349,240	33.0%
Hudson Bay Overseas Fund, Ltd.(3) 120 Broadway, 40th Floor New York, New York 10271 Attention: Yoav Roth May Lee		Common Stock $0.01 par value	2,711,110	5.8%
Sander Gerber(4) c/o Hudson Bay Fund, LP 120 Broadway, 40th Floor New York, New York 10271		Common Stock $0.01 par value	3,851,110	8.2%
Yoav Roth(4) c/o Hudson Bay Fund, LP 120 Broadway, 40th Floor New York, New York 10271		Common Stock $0.01 par value	3,851,110	8.2%
Charles Winkler(4) c/o Hudson Bay Fund, LP 120 Broadway, 40th Floor New York, New York 10271		Common Stock $0.01 par value	3,851,110	8.2%
Total shares held by all affiliates		Common Stock $0.01 par value	15,549,240	33.0%

*	Less than 1%

(1)	Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock, as known to management.
(2)	As of June 30, 2008, a total of 46,472,955 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each Beneficial Owner above, any options exercisable within 60 days have been included in the denominator.
(3)	Sander Gerber, Yoav Roth and Charles Winkler share voting and investment power over, but disclaim beneficial ownership over the 2,711,110 shares of our Common Stock held by Hudson Bay Overseas Fund, Ltd.
(4)	Sander Gerber, Yoav Roth and Charles Winkler also share voting and investment power over, but disclaim beneficial ownership over 1,140,000 shares of our Common Stock held by the Hudson Bay Fund, LP.

Changes in Control

There are currently no arrangements which may result in a change in control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,
AND DIRECTOR INDEPENDENCE

Review and Approval of Transactions With Related Persons

We review all relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. The Company’s Chief Financial Officer is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the company or a related person are disclosed in the Company’s proxy statement. In addition, the disinterested members of the Board or Audit Committee review and approve or ratify any related person transaction that is required to be disclosed. Though the Audit Committee and Board do not follow a written policy or procedure in reviewing related party transactions, in the course of their review and approval or ratification of a disclosable related party transaction, as disclosed in the respective minutes of the meetings of such entities, consider:

•	the nature of the related person’s interest in the transaction;
•	the material terms of the transaction, including, without limitation, the amount and type of transaction;
•	the importance of the transaction to the related person;
•	the importance of the transaction to the company;
•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the company; and
•	any other matters deemed appropriate.

Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

On May 20, 2008, Wo Hing Li, our Chairman, CEO and majority shareholder, entered into an Amended and Restated Stock Purchase Agreement, or Purchase Agreement, dated as of May 20, 2008, with certain purchasers party to such agreement, whereby Mr. Li agreed to sell to the purchasers, 3,524,810 shares of our common stock owned by him, at $3.75 per share, and 1,000,000 shares of our common stock owned by him, at $6.70 per share. In connection with the Purchase Agreement, Mr. Li and certain of the purchasers also entered into an Amended and Restated Registration Rights Agreement, or Registration Rights Agreement, dated as of May 20, 2008, pursuant to which Mr. Li agreed to cause the Company, in his capacity as a shareholder, to register the shares issued to the purchasers within a pre-defined period. For additional information regarding this private sale transaction and the related transaction agreements, please see our current report on Form 8-K filed on May 21, 2008 and the exhibits attached thereto. The Company’s disinterested directors approved this transaction on February 13, 2008.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

See “Nominations and Governance Committee” above for a discussion of the process for selecting directors.

There are currently six directors serving on the Board. At the Meeting, six directors will be elected. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The six nominees for election as directors are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

The Board of Directors recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position With the Company	Term as Director of Company	Arrangements for Selection as Director
Wo Hing Li	62	Director, Chief Executive Officer, President	December 28, 2006 – present	None
Tung Kuen Tsui	62	Director	December 28, 2006 – present	None
David Peter Wong	51	Director	December 28, 2006 – present	None
Che Kin Lui	45	Director	December 28, 2006 – present	None
Hai Sheng Chen	44	Director, Vice-President	December 28, 2006 – present	None
Daniel Carlson	41	Non-Executive Director	February 19, 2008 – present	None

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” above.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board of Directors or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Moore Stephens to serve as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2009. Moore Stephens was the Company’s independent registered public accounting firm for the fiscal years ending June 30, 2008. Prior to the appointment of Moore Stephens on November 29, 2007, Murrell, Hall, McIntosh & Co. PLLP (“Murrell”) served as the Company’s the independent registered public accounting firm for the fiscal years ended June 30, 2007 and 2006.

We are asking our shareholders to ratify the selection of Moore Stephens as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Moore Stephens to our shareholders for ratification as a matter of good corporate practice. In the event our shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by Moore Stephens that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of Moore Stephens will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Independent Registered Public Accounting Firm’s Fees

The following are the fees billed to us by our former auditors, Murrell, for services rendered to us during fiscal years ended June 30, 2007 and 2008, and by Moore Stephens, for services rendered to us during the fiscal year ended June 30, 2008:

	2008	2007
Audit Fees	$115,159	$69,214
Audit Related Fees	15,855	7,993
Tax Fees	7,500	—
All Other Fees	55,000	—
Total	$193,514	$77,207

Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided by Murrell and Moore Stephens, respectively, in connection with our statutory and regulatory filings or engagements.

Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

All Other Fees consist of the aggregate fees billed for products and services provided by Murrell and Moore Stephens, respectively, and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees. Included in such Other Fees were fees for services rendered by Murrell and Moore Stephens, respectively, in connection with our private and public offerings and audit of the internal control over financial reporting conducted during such periods.

Our audit committee has considered whether the provision of the non-audit services described above is compatible with maintaining auditor independence and determined that such services are appropriate. Before auditors are engaged to provide us audit or non-audit services, such engagement is (without exception, required to be) approved by the Audit Committee of our Board of Directors.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board pre-approved the audit service performed by Moore Stephens for our consolidated financial statements as of and for the year ended June 30, 2008.

The Board of Directors recommends a vote FOR ratification of the selection of Moore Stephens as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2009.

SHAREHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of China Precision Steel, Inc. at 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China, no later than the close of business on June 30, 2009. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to China Precision Steel, Inc., c/o Corporate Secretary, 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

By Order of the Board of Directors
April 30, 2009	/s/ Leada Tak Tai Li Leada Tak Tai Li Corporate Secretary

APPENDIX A

REPORT OF THE AUDIT COMMITTEE

The Audit Committee, at the direction of the Board, has prepared the following report for inclusion in the Annual Report. The Audit Committee is comprised of Messrs. Wong, Lui and Tsui, three non-employee directors who meet the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and is an “independent director” within the meaning of the NASDAQTM Marketplace Rules. Each Audit Committee member meets the NASDAQTM’s financial literacy requirements. The Board has named Mr. David Peter Wong, who meets the NASDAQTM’s professional experience requirements, as its audit committee financial expert as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC. The Audit Committee acts pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and NASDAQTM, which is available via our website at www.chinaprecisionsteelinc.com.

The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2008 with management and with Moore Stephens, the independent registered public accounting firm retained by the Company to audit its financial statements. The Audit Committee received and reviewed management’s representation and the opinion of the independent registered public accounting firm that the Company’s audited financial statements were prepared in accordance with United States generally accepted accounting principles. The Audit Committee also discussed with the independent registered public accounting firm during the 2008 fiscal year the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, and other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations.

The Audit Committee received from Moore Stephens the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Moore Stephens the independence of their firm.

Based upon the review and discussions referenced above, the Audit Committee recommended to the Company’s Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008, for filing with the SEC.

Respectfully submitted,

/s/ The Audit Committee

David Peter Wong, Chairman
Che Kin Lui
Tung Kuen Tsui

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings, except to the extent that the Company specifically incorporates it by reference into such filing.

A-1

APPENDIX B

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Company, at the direction of the Board has prepared the following report for inclusion in the Annual Report. The Compensation Committee is comprised of Messrs. Tsui, Lui and Wong, three non-employee directors who are “disinterested persons” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and who are “independent” as required by applicable laws and regulations, and the NASDAQTM Marketplace Rules. The Compensation Committee has the responsibility for all compensation matters concerning the Company’s executive officers. The Compensation Committee is also responsible for oversight of our compensation plans and benefit programs and equity based awards to our non-executive employees and consultants. The Compensation Committee acts pursuant to a written charter, which is available at our website at www.chinaprecisionsteelinc.com. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the Compensation Discussion and Analysis in the Company’s Annual Report on Form 10-K.

Respectfully submitted,

/s/ The Compensation Committee

Che Kin Lui, Chairman
David Peter Wong
Tung Kuen Tsui

The Compensation Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings, except to the extent that the Company specifically incorporates it by reference into such filing.

B-1

CHINA PRECISION STEEL, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 16, 2009

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of China Precision Steel, Inc., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated April 30, 2009, and hereby constitutes and appoints Wo Hing Tsui and Leada Tak Tai Li, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2009 Annual Meeting of Shareholders to be held on June 16, 2009, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below: ☐

Wo Hing Li
Tung Kuen Tsui
David Peter Wong
Che Kin Lui
Hai Sheng Chen
Daniel Carlson

Withhold authority for the following:

☐ Wo Hing Li
☐ Tung Kuen Tsui
☐ David Peter Wong
☐ Che Kin Lui
☐ Hai Sheng Chen
☐ Daniel Carlson

2.	Approve the ratification of Moore Stephens as the Company’s accountant for fiscal year 2009.

FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR THE RATIFICATION OF THE SELECTION OF MOORE STEPHENS, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED APRIL 30, 2009 IS UNABLE TO SERVE OR WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated April 30, 2009, and the 2008 Annual Report to Shareholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name

Name (if joint)

Date , 2009

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.